UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2008
AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 000-32057

Michigan	38-3543910
(State of Incorporation)	(IRS Employer Identification No.)
1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (517) 351-1150
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At its regular meeting on October 30, 2008, the Board of Directors of American Physicians Capital, Inc. (the “Company”) adopted several amendments to the Company’s Bylaws, effective immediately, that:
A.	Amend and restate the first sentence of Section 4.03 to reduce the number of consenting shares necessary to call a special meeting of shareholders from two-thirds of the outstanding shares to a majority of the outstanding shares;

B.	Amend and restate Section 4.11, the Company’s advance notice bylaw provisions; and

C.	Amend and restate the last sentence of Section 5.01 to permit the Board to allow a specified person to be nominated and serve as a director after their 72nd birthday if the Board believes it to be in the Company’s best interests.
The material changes to the advance notice bylaw provisions are as follows.
1. The provisions have been modified to clarify that, unless otherwise provided in the articles of incorporation, the only way for a shareholder to nominate a director is by complying with the notice requirements.
2. Additional information is now required to be provided by the proponent about itself and its affiliates and about any proposed nominee, including:
     (a) the nominee’s address and stock ownership information, and upon the Company’s request, any relevant information regarding a nominee’s independence,
     (b) more detailed ownership information regarding the proponent and its affiliates,
     (c) a description of compensatory arrangements and other material relationships among the nominee and the proponent,
     (d) a description of any ownership interest of the proponent or nominee in any direct competitor of the Company, and
     (e) as to business other than nominations, all information required to be disclosed in a proxy statement as if proxies were being solicited regarding the matter and a description of all agreements and understandings between the proponent and any other person in connection with the proposal of such business.
3. The proponent must now update the information provided as of the record date for the meeting and as of 10 business days prior to the meeting.
4. While the notice deadline for annual meeting business remains at 90 days prior to the first anniversary of the prior year’s meeting, a notice must be delivered to the Company not more than 120 days before the first anniversary of the prior year’s meeting.
5. The notice period for nominees in the event of an election at a special meeting was conformed to the annual meeting notice period, so that notice must now be given not earlier than the 120th day prior to the meeting and not later of the 90th day prior to the meeting or the 10th day after public notice of the meeting date.
6. The revise bylaw makes clear that it does not apply to proposals made pursuant to SEC Rule 14a-8 and included in the Company’s proxy statement.
7. The revised bylaw requires a representation by the proponent that the proponent will be at the meeting to make the nomination or bring the other business before the meeting and clarifies that the proponent (or a qualified representative) must be present at the meeting to make the nomination or present the business.
8. The revised bylaw requires an undertaking from any nominee to comply with the Company’s various policies applicable to outside directors if elected to the Board.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
3.2	Bylaws of American Physicians Capital, Inc. (as amended and restated October 30, 2008)
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 5, 2008

AMERICAN PHYSICIANS CAPITAL, INC. (Registrant)
By:	/s/ R. KEVIN CLINTON
R. Kevin Clinton
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

3.2	Bylaws of American Physicians Capital, Inc. (as amended and restated October 30, 2008)